UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

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Humanigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-35798 (Commission File No.)	77-0557236 (IRS Employer Identification No.)

830 Morris Turnpike, 4th Floor
Short Hills, New Jersey 07078

(Address of principal executive offices, including zip code)

(973) 200-3010

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Humanigen, Inc. (the “Company”) was held on June 9, 2022. Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. There were 70,378,977 shares of common stock entitled to vote at the Annual Meeting. A total of 46,073,128 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Cameron Durrant, M.D, MBA, Ronald Barliant, JD, Rainer Boehm, M.D., MBA, Cheryl Buxton, MSc.., Dale Chappell, M.D., MBA, John Hohneker, M.D. and Kevin Xie, Ph.D. were elected by a plurality of the votes entitled to vote on the election of directors, to hold office until the 2023 Annual Meeting of Stockholders by the following vote (in each case until their successors are elected and qualified, or until their earlier death, resignation or removal):

Nominee	For	Withheld	Broker Non-Votes
Cameron Durrant, M.D, MBA	30,395,933	506,316	15,170,879
Ronald Barliant, JD	29,934,474	967,775	15,170,879
Rainer Boehm, M.D., MBA	29,143,866	1,758,383	15,170,879
Cheryl Buxton, MSc.	27,748,372	3,153,877	15,170,879
Dale Chappell, M.D., MBA	30,521,271	380,978	15,170,879
John Hohneker, M.D.	29,513,077	1,389,172	15,170,879
Kevin Xie, Ph.D.	29,532,855	1,369,394	15,170,879

Proposal No. 2

The selection by the Audit Committee of the Board of HORNE LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the following vote:

For	Against	Abstain
45,307,312	400,976	364,840

Proposal No. 3

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
21,177,712	9,598,316	126,221	15,170,879

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANIGEN, INC.

By:	/s/ Cameron Durrant
Name:	Cameron Durrant
Title:	Chairman of the Board and Chief Executive Officer

Dated: June 10, 2022